Exhibit 10

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 2nd day of April, 1997 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and STALLINGS LIPFORD of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.         Term of Employment. This agreement provides for compensation and benefits during the term of employment of the Executive. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on December 31, 1999, unless further extended or sooner terminated as hereinafter provided. On December 31, 1999, and on the last day of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. This period of time is the "Term of Employment." Compensation and benefits during the Term of Employment shall be as specified in Section 5 hereof.

3.         Position and Duties. During the Term of Employment, the Executive shall serve as Chairman of the Company or in such other position with responsibilities and authority as may from time to time be assigned to him by the Boards of Directors of the Company. During 1997, the Executive shall devote substantially all of his working time and efforts to the business affairs of the Company. In the years 1998 and 1999, the Executive will devote between 1,000 and 1,500 hours per year to the business affairs of the Company. Beginning January 1, 2000, unless the Term of Employment has not been extended, the Executive will devote only such time to the affairs of the Company as shall be appropriate in light of the circumstances then existing. In addition, the Executive shall serve on the Boards of Directors of the Company during the Term of Employment for so long as he is elected to such Boards by the Shareholders of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of his duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of his employment hereunder.

(a)        Base Salary. For each of the years 1997 and 1998, the Company shall pay to the Executive an aggregate base salary at a rate of One Hundred Fifty Thousand Dollars ($150,000.00) per annum, in equal biweekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. For the year 1999 and each succeeding year for which the Term of Employment shall be extended, the Company shall pay to the Executive an aggregate base salary at a rate of One Hundred Thousand Dollars ($100,000.00) per annum.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder in the years 1997, 1998 and 1999, a performance bonus in accordance with Schedule A attached hereto and by reference made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each such fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in his performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion. In the event the Executive shall become ineligible to participate in the Company's medical insurance plans due to age limitations in such plans, the Company shall pay directly or reimburse the Executive for the payment of premiums for Medicare supplement insurance in such amount and on such basis as may reasonably be approved by the Company's Compensation Committee.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)         Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to his position and adequate for the performance of his duties hereunder.

(g)        Automobile. The Company shall furnish the Executive with an automobile to be owned by the Company. The automobile to be furnished shall be the kind of automobile suitable for a Chairman of a like company with the type of such automobile determined by the Executive Committee of the Company. The Company shall provide for gasoline, repairs and the continued maintenance of the automobile and shall provide for adequate automobile insurance, including collision and uninsured motorist coverage as well as any other insurance coverage required under the laws of Tennessee.

6.         Directorship. So long as the Executive serves as director of the Company, he shall receive directors' fees in addition to other compensation provided for hereunder.

7.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)         "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform her duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from her incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by his not in good faith and without reasonable belief that her action or omission is in the best interest of the Company.

(ii)         "Change in Control" shall mean either:

(A)       The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent(10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)       "Compensation" shall mean the total compensation paid to Executive as reported or reportable in his W-2 Forms from Bank and Bancshares for that year.

(iv)       "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)        "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of his death, his date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties as provided under sub-paragraph (vi) of this paragraph (a); or (c) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)       "Disability" shall mean the Executive's failure to satisfactorily perform his regular duties on behalf of the Company on a full-time basis in 1997 and 1998, or in 1999 for at least a one-half of fulltime basis for one hundred eighty (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time (or, if applicable, halftime) performance of such duties. Any determination of Disability hereunder shall be made by the Boards of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)      "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)     "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)        Termination by Company Not for Cause Prior to a Change of Control. In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or his beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)       The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section 5(b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)        Any benefits to which the Executive (or his beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)        Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (C) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 7 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith; and

(e)        Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform his duties hereunder on a full-time basis in 1997 and 1998, or in 1999 and thereafter for at least a one-half of full-time basis by reason of his incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 7, the Executive's employment hereunder shall not be deemed terminated and he shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

8.         Non-Disclosure. During the term of her employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of his employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

9.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or his estate or beneficiaries shall be subject to the withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

10.       Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:          First Citizens National Bank
                                                            PO Box 370
                                                Dyersburg, Tennessee 38025

                To the Executive:      Stallings Lipford
                                                503 Parkview Street
                                                Dyersburg, Tennessee 38024

11.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and

 "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to her hereunder if she had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to her devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

12.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement and this Agreement supercedes the Executive Employment Ageement between the Company and the Executive dated April 21, 1993; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

13.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

14.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

15.              Miscellaneous.

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

 (b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after his death, and shall not preclude from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy applicable to his estate.

 (c)      Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

(d)        Legal and Regulatory Limitations. In the event the Company (i) has been advised in writing by its legal counsel that it is prohibited by applicable law or regulation, (ii) has been enjoined by a court of competent jurisdiction, or (iii) has become subject to a final cease and desist order by a regulatory authority having jurisdiction over the Company, from making any payments or providing any benefits required by this Agreement, to the extent the Company is so prohibited, enjoined, or ordered, the Company shall not be obligated to make any prohibited payment or payments or provide any prohibited benefit, and the failure to make payment or provide benefit shall not be deemed a breach of this Agreement and shall not give rise to a cause of action by Executive against the Company or any of its officers, directors, employees, attorneys or agents.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                 FIRST CITIZENS BANCSHARES, INC.
                                                 By: Katie Winchester, President and CEO

             By Direction of the Board of Directors
        ATTEST: Barry Ladd
                FIRST CITIZENS NATIONAL BANK

                  By: Katie Winchester, President and CEO

             By Direction of the Board of Directors
         ATTEST: Barry Ladd

                                                                                   EXECUTIVE:
                                                                                   By: Stallings Lipford

        ATTEST: Barry Ladd

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

The two executive officers, Stallings Lipford and Katie S. Winchester, shall participate in a separate plan based on bank performance as shown on the following page. This plan is based on return on assets. Their bonus will be a percentage of base salary and determined by the overall performance of the bank.

RETURN ON ASSETS	% OF SALARY

1.00% to <1.15%	25%
1.15% to <1.25%	30%
1.25% to <1.50%	35%
1.50% to <1.75%	40%
1.75% to <2.00%	45%
2:00% and above	50%

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 21st day of April, 1993 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and KATIE S. WINCHESTER of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.         Term of Employment. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on April 21, 1995, unless further extended or sooner terminated as hereinafter provided. On April 21, 1994, and on April 21 of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. In the event the Executive's employment hereunder is not extended by the Company, such failure to extend shall be deemed a termination pursuant to paragraph 7 (d) of this Agreement and the Company shall send Executive a Notice of Termination as provided for in Section 7(a)(vii).

3.         Position and Duties. The Executive shall serve as President of the Company with responsibilities and authority as may from time to time be assigned to her by the Boards of Directors of the Company. The Executive shall devote substantially all of her working time and efforts to the business affairs of the Company. In addition, the Executive shall serve on the Boards of Directors of the Company during the term of this Agreement for so long as she is elected to such Boards by the shareholders of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of her duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of her employment hereunder.

(a)        Base Salary. The Company shall pay to the Executive an aggregate base salary at a rate of not less than Ninety One Thousand Eight Hundred and Seventy-Five Dollars ($91,875.00) per annum, in equal bi-weekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. Such base salary may be increased from time to time by the Compensation Committee in accordance with the normal business practices of the Company and, if so increased, shall not thereafter during the term of the Executive's employment hereunder be decreased.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder, a performance bonus in accordance with Schedule A attached hereto and by performance made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in her performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)        Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to her position and adequate for the performance of her duties hereunder.

(g)        Automobile. The Company shall furnish the Executive with an automobile to be owned by the Company. The automobile to be furnished shall be the kind of automobile suitable for a President of a like company with the type of such automobile determined by the Executive Committee of the Company. The Company shall provide for gasoline, repairs and the continued maintenance of the automobile and shall provide for adequate automobile insurance, including collision and uninsured motorist coverage as well as any other insurance coverage required under the laws of Tennessee.

(h)        Life Insurance. During the term of this Agreement, the Company agrees to pay life insurance premiums for Executive in an amount not to exceed $12,500 per year for the acquisition by Executive, or her assigns, of a "split dollar" insurance policy. The Company's obligation to make such payment shall cease upon termination of Executive's employment. Return of premium by Executive to Company shall be required upon death of Executive, or if Executive elects not to continue the policy in the event Executive terminates employment with the Company or Executive's employment with the Company is terminated, except that in no circumstances shall the return of premium exceed the cash value of the policy. Executive acknowledges that such premium payments will be taxable in accordance with the Internal Revenue Code of 1986, as amended, and the Rules and Regulations of the Internal Revenue Service.

6.         Directorship. So long as the Executive serves as director of the Company, she shall receive directors' fees in addition to other compensation provided for hereunder.

7.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)         "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform her duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from her incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by her not in good faith and without reasonable belief that her action or omission is in the best interest of the Company.

(ii)        "Change in Control" shall mean either:

(A)       The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent(10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)       "Compensation" shall mean the total compensation paid to Executive as reported or reportable in her W-2 Forms from Bank and Bancshares for that year.

(iv)       "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)        "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of her death, her date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of her duties as provided under sub-paragraph (vi) of this paragraph (a); or (c) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)       "Disability" shall mean the Executive's failure to satisfactorily perform her regular duties on behalf of the Company on a full-time basis for one hundred eight (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)      "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)      "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)        Termination by Company Not for Cause Prior to a Change of Control.  In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or her beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)       The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section 5(b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)        Any benefits to which the Executive (or her beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)       Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (c) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 7 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith.

(e)        Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform her duties hereunder on a full-time basis by reason of her incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 7, the Executive's employment hereunder shall not be deemed terminated and she shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

8.         Non-Disclosure. During the term of her employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of her employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

9.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or her estate or beneficiaries shall be subject to the withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

10.      Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:               First Citizens National Bank
                                                     PO Box 370
                                                     Dyersburg, Tennessee 38025

                To the Executive:           Katie S. Winchester
                                                     Box 117
                                                     Newbern, Tennessee 38059

11.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to her hereunder if she had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to her devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

12.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

13.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

14.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

15.       Miscellaneous.

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

(b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after her death, and shall not preclude the legal representative of the Executive Estate from assigning any right hereunder to the person or persons entitled thereto under her will or, in the case of intestacy applicable to her estate.

(c)        Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                                FIRST CITIZENS BANCSHARES, INC.
                                                                By: Stallings Lipford
                                                                 Chairman of the Board

ATTEST: Mary Jane Hicks

                                                                FIRST CITIZENS NATIONAL BANK
                                                                            By: Stallings Lipford
                                                                             Chairman of the Board

ATTEST: Mary Jane Hicks

EXECUTIVE:
Katie S. Winchester

ATTEST: Mary Jane Hicks

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

The two executive officers, Stallings Lipford and Katie S. Winchester, shall participate in a separate plan based on bank performance as shown on the following page. This plan is based on return on assets. Their bonus will be a percentage of base salary and determined by the overall performance of the bank.

Exhibit

Return on Asset Based Incentive Plan
For
Stallings Lipford and Katie Winchester

Return on Assets	Current Year Salary
.85% to 1.00%	20%
1.00% to 1.15%	25%
1.15% and above	30%

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 1st day of July, 1996 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and Barry Thomas Ladd of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.        Term of Employment. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on April 21, 1997, unless further extended or sooner terminated as hereinafter provided. On April 21, 1997, and on April 21 of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. In the event the Executive's employment hereunder is not extended by the Company, such failure to extend shall be deemed a termination pursuant to paragraph 7 (d) of this Agreement and the Company shall send Executive a Notice of Termination as provided for in Section 7(a)(vii).

3.         Position and Duties. The Executive shall serve as Executive Vice President and Chief Administrative Officer of the Company with responsibilities and authority as may from time to time be assigned to her by the Boards of Directors of the Company. The Executive shall devote substantially all of his working time and efforts to the business affairs of the Company. In addition, the Executive shall serve on the Boards of Directors of the Company during the term of this Agreement for so long as he is elected to such Boards by the shareholders of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of her duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of his employment hereunder.

(a)        Base Salary. The Company shall pay to the Executive an aggregate base salary at a rate of not less than Seventy Thousand Dollars ($70,000.00) per annum, in equal bi-weekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. Such base salary may be increased from time to time by the Compensation Committee in accordance with the normal business practices of the Company and, if so increased, shall not thereafter during the term of the Executive's employment hereunder be decreased.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder, a performance bonus in accordance with Schedule A attached hereto and by performance made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in his performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)         Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to her position and adequate for the performance of his duties hereunder.

(g)        Automobile. The Company shall furnish the Executive with an automobile to be owned by the Company. The automobile to be furnished shall be the kind of automobile suitable for an Executive Vice President of a like company with the type of such automobile determined by the Executive Committee of the Company. The Company shall provide for gasoline, repairs and the continued maintenance of the automobile and shall provide for adequate automobile insurance, including collision and uninsured motorist coverage as well as any other insurance coverage required under the laws of Tennessee.

(h)        Life Insurance. During the term of this Agreement, the Company agrees to pay life insurance premiums for Executive in an amount not to exceed $11,500 per year for the acquisition by Executive, or his assigns, of a "split dollar" insurance policy. The Company's obligation to make such payment shall cease upon termination of Executive's employment. Return of premium by Executive to Company shall be required upon death of Executive, or if Executive elects not to continue the policy in the event Executive terminates employment with the Company or Executive's employment with the Company is terminated, except that in no circumstances shall the return of premium exceed the cash value of the policy. Executive acknowledges that such premium payments will be taxable in accordance with the Internal Revenue Code of 1986, as amended, and the Rules and Regulations of the Internal Revenue Service.

6.         Directorship. So long as the Executive serves as director of the Company, he shall receive directors' fees in addition to other compensation provided for hereunder.

7.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)         "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform his duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from her incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission is in the best interest of the Company.

(ii)        "Change in Control" shall mean either:

(A)       The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent(10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)       "Compensation" shall mean the total compensation paid to Executive as reported or reportable in his W-2 Forms from Bank and Bancshares for that year.

(iv)      "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)       "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of his death, his date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties as provided under sub-paragraph (vi) of this paragraph (a); or (c) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)      "Disability" shall mean the Executive's failure to satisfactorily perform his regular duties on behalf of the Company on a full-time basis for one hundred eight (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)     "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)     "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)        Termination by Company Not for Cause Prior to a Change of Control. In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or his beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)       The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section (b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)       Any benefits to which the Executive (or his beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)        Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (c) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 7 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith.

(e)        Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform her duties hereunder on a full-time basis by reason of his incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 7, the Executive's employment hereunder shall not be deemed terminated and he shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

8.         Non-Disclosure. During the term of his employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of his employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

9.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or his estate or beneficiaries shall be subject tot he withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

10.       Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:                       First Citizens National Bank
                                                                     PO Box 370
                                                                     Dyersburg, Tennessee 38025

               To the Executive:           Barry Thomas Ladd
                                                    515 Thomas
                                                    Newbern, Tennessee 38059

11.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

12.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

13.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

14.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

15.     Miscellaneous.

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

(b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after his death, and shall not preclude from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy applicable to his estate.

(c)        Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                                FIRST CITIZENS BANCSHARES, INC.
                                                By: Stallings Lipford
                                                Chairman of the Board

ATTEST: Katie Winchester
                                                FIRST CITIZENS NATIONAL BANK
                                                By: Stallings Lipford
                                                Chairman of the Board

ATTEST: Katie Winchester

EXECUTIVE:
            Barry Thomas Ladd

ATTEST: Katie Winchester

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

The three executive officers, Stallings Lipford, Katie S. Winchester and Barry Thomas Ladd shall participate in a separate plan based on bank performance as shown on the following page. This plan is based on return on assets. Their bonus will be a percentage of base salary and determined by the overall performance of the bank.

Exhibit

Return on Asset Based Incentive Plan
For
Barry Ladd

Return on Assets	Current Year Salary
1.00% to <1.10%	25%
1.15% to <1.25%	30%
1.25% and above	35%

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 21st day of April, 1993 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and Ralph Henson of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.         Term of Employment. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on April 21, 1995, unless further extended or sooner terminated as hereinafter provided. On April 21, 1994, and on April 21 of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. In the event the Executive's employment hereunder is not extended by the Company, such failure to extend shall be deemed a termination pursuant to paragraph 6 (d) of this Agreement and the Company shall send Executive a Notice of Termination as provided for in Section 6(a)(vii).

3.         Position and Duties. The Executive shall serve as Executive Vice President of the Company with responsibilities and authority as may from time to time be assigned to him by the Boards of Directors of the Company. The Executive shall devote substantially all of his working time and efforts to the business affairs of the Company. In addition, the Executive shall serve on the Boards of Directors of the Company during the term of this Agreement for so long as he is elected to such Boards by the shareholders of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of her duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of her employment hereunder.

(a)        Base Salary. The Company shall pay to the Executive an aggregate base salary at a rate of not less than Seventy Five Thousand Dollars ($75,000.00) per annum, in equal biweekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. Such base salary may be increased from time to time by the Compensation Committee in accordance with the normal business practices of the Company and, if so increased, shall not thereafter during the term of the Executive's employment hereunder be decreased.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder, a performance bonus in accordance with Schedule A attached hereto and by performance made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in her performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)         Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to his position and adequate for the performance of his duties hereunder.

(g)        Automobile. The Company shall furnish the Executive with an automobile to be owned by the Company. The automobile to be furnished shall be the kind of automobile suitable for a Senior Vice President of a like company with the type of such automobile determined by the Executive Committee of the Company. The Company shall provide for gasoline, repairs and the continued maintenance of the automobile and shall provide for adequate automobile insurance, including collision and uninsured motorist coverage as well as any other insurance coverage required under the laws of Tennessee.

(h)        Life Insurance. During the term of this Agreement, the Company agrees to pay life insurance premiums for Executive in an amount not to exceed $10,000 per year for the acquisition by Executive, or his assigns, of a "split dollar" insurance policy. The Company's obligation to make such payment shall cease upon termination of Executive's employment. Return of premium by Executive to Company shall be required upon death of Executive, or if Executive elects not to continue the policy in the event Executive terminates employment with the Company or Executive's employment with the Company is terminated, except that in no circumstances shall the return of premium exceed the cash value of the policy. Executive acknowledges that such premium payments will be taxable in accordance with the Internal Revenue Code of 1986, as amended, and the Rules and Regulations of the Internal Revenue Service.

6.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)         "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform her duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from his incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by his not in good faith and without reasonable belief that his action or omission is in the best interest of the Company.

(ii)       "Change in Control" shall mean either:

(A)      The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent(10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)      "Compensation" shall mean the total compensation paid to Executive as reported or reportable in his W-2 Forms from Bank and Bancshares for that year.

(iv)      "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)       "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of his death, his date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties as provided under sub-paragraph (vi) of this paragraph (a); or (C) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)      "Disability" shall mean the Executive's failure to satisfactorily perform his regular duties on behalf of the Company on a full-time basis for one hundred eight (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)      "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)     "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)        Termination by Company Not for Cause Prior to a Change of Control. In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or his beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)        The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section (b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)       Any benefits to which the Executive (or his beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)        Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (C) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986) as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 6 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith.

(e)        Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform her duties hereunder on a full-time basis by reason of his incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 6, the Executive's employment hereunder shall not be deemed terminated and he shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

7.         Non-Disclosure. During the term of her employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of his employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

8.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or his estate or beneficiaries shall be subject tot he withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

 9.        Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:              First Citizens National Bank
                                                    PO Box 370
                                                    Dyersburg, Tennessee 38025

                To the Executive:          Ralph Henson
                                                    4775 Highway 78
                                                    Dyersburg, Tennessee 38024

10.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

11.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

12.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

13.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

14.       Miscellaneous

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

(b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after his death, and shall not preclude from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy applicable to his estate.

(c)        Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                                FIRST CITIZENS BANCSHARES, INC.
                                                By: Stallings Lipford
                                                Chairman of the Board

ATTEST: Mary Jane Hicks

                                                                FIRST CITIZENS NATIONAL BANK
                                                                By: Stallings Lipford
                                                              Chairman of the Board

ATTEST: Mary Jane Hicks

                                                    EXECUTIVE:
                                                                Ralph Henson
ATTEST: Mary Jane Hicks

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

THE INCENTIVE PLAN

            To achieve the goals of the bank, to motivate and reward employees, to attract and retain good employees, and to address the problems with the current plan, the following incentive plan is proposed for use at First Citizens National Bank.

                The basic plan will consist of establishing the budget goals for each manager. It is recommended that the manager prepare the budget with all interest sensitive factors removed (i.e. interest income and expenses). The budget would then be approved by a four person committee consisting of Stallings Lipford, Katie Winchester, Jeff Agee and Judy Long. This approved budget would be the standard set for that employee for the next year. The actual results would then be compared to the budget and classified in one of five categories (See Exhibit One). The level of each employee will also be established by rank within the bank using a tiered management system will be used as shown in (Exhibit Two).

            The resulting matrix will include budgetry performance and level of management as shown in Exhibit Two. Note that employees not achieving within 10% of budgets are not included in the matrix and will not participate in the incentive plan.

            The funding for this program would be related to bank performance as determined by return on assets as shown in Exhibit Three. The base plan would start out with $20 per point and increase to a top level of $30 per point in the matrix. If a minimum of .85% return on average assets is not achieved, the plan will not be in effect. Under the base plan if all participants meet budget projections and the bank achieves between the .85% and 1.00% return on assets, the expense to the bank is $70,000.00. Our recommendation is that this amount be budgeted and communicated to all participants. Under the proposed fixed point value system it is conceivable that total bonus payout would be less than $70,000.00. In this case, we would recommend that those dollars not paid be carried forward to the next year to increase the total bonus pool and the point value. A provision is made for participants who get within 10% of budget to receive 10% of the base plan amount.

            The resulting final matices are shown in Exhibit Four for all levels of management, all budget performance levels, and various dollar amounts per point. This exhibit could be shown to employees to let them know how the incentive plan works. Under this plan, employees are rewarded for their efforts individually and for their efforts as part of the bank team.

            This plan would also have a review board for appear, and based on extraordinary happenings. This would allow an employee to explain an extraordinary happening that negatively impacted their budget performance to a three member board made up of representatives from each tier of management and a member of Executive Management, with or without Executive veto. Their budget could be modified based on the board's recommendation. This will give all participants a feeling of subjective review in an otherwise objective evaluation program.

            To address the problem of individual good performance in a bad year for the bank, a credit of ten percent of the points earned would be carried over to the next year, and every subsequent year until the bank achieves the minimum return on assets to put the plan into effect. This would address the problem that occurred in 1990, to avoid an individual disincentive due to the overall performance of the bank.

CONCLUDING REMARKS

            This incentive plan should be easy for the employees to understand and easy for the bank to implement. This plan also addresses the problems with the current plan, with one notable person. The incentive plan should be extended to include all bank employees. It is management's desire to extend the plan to all employees and to create a pool of $50,000,000 to fund the plan. We have preliminary discussed how to accomplish these goals. We would recommend that we further develop these ideas in our December meeting. We feel that the bank should set a goal to have a plan to announce to all employees by the end of the first quarter. To maximize its impact, the earlier the program is in place, the greater the potential results.

LEVEL I
EXHIBITS

EXHIBIT ONE
Classification System
Based on Budget Performance

Performance	Level
Did Not Meet Budget Projection	Out
Within 10% of Budget Projection	0
Met Budget Projection	1
Exceeded Budget Projection by 5%	2
Exceeded Budget Projection by 10%	3

EXHIBIT TWO
Point Matrix for Incentive Plan
Budget Performance Levels and Point

One	Two	Three
170	180	190

EXHIBIT THREE
FUNDING FORMULA FOR INCENTIVE PLAN

Return on Assets*	Dollar Value Per Point
<.85%	0
.85% to 1.00%	$20
1.00% to 1.15%	$25
1.15% and above	$30

*Return on Assets will be computed by taking the average of the total assets reported on the quarterly FDIC call report. Then using that average dividing it into the net income for the year.

EXHIBIT FOUR
Matrix Given a .85% to 1.00% ROA
(Point Value = $20)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 340	$ 3,400	$ 3,600	$ 3,800

Matrix Given a 1.00% to 1.15% ROA
(Point Value = $25)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 425	$ 4,250	$ 4,500	$ 4,750

Matrix Given a Greater than 1.15% ROA
(Point Value = $30)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 510	$ 5,100	$ 5,400	$ 5,700

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 21st day of April, 1994 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and Jeffrey Dean Agee of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.        Term of Employment. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on April 21,1996, unless further extended or sooner terminated as hereinafter provided. On April 21, 1995, and on April 15 of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. In the event the Executive's employment hereunder is not extended by the Company, such failure to extend shall be deemed a termination pursuant to paragraph 6 (d) of this Agreement and the Company shall send Executive a Notice of Termination as provided for in Section 6(a)(vii).

3.         Position and Duties. The Executive shall serve as Vice President and Chief Financial Officer of the Company with responsibilities and authority as may from time to time be assigned to him by the Boards of Directors of the Company. The Executive shall devote substantially all of his working time and efforts to the business affairs of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of his duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of her employment hereunder.

(a)        Base Salary. The Company shall pay to the Executive an aggregate base salary at a rate of not less than Forty Two Thousand Five Hundred Dollars ($42,500.00) per annum, in equal bi-weekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. Such base salary may be increased from time to time by the Compensation Committee in accordance with the normal business practices of the Company and, if so increased, shall not thereafter during the term of the Executive's employment hereunder be decreased.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder, a performance bonus in accordance with Schedule A attached hereto and by performance made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in her performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)        Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to his position and adequate for the performance of his duties hereunder.

(g)        Life Insurance. During the term of this Agreement, the Company agrees to pay life insurance premiums for Executive in an amount not to exceed $5,000 per year for the acquisition by Executive, or her assigns, of a "split dollar" insurance policy. The Company's obligation to make such payment shall cease upon termination of Executive's employment. Return of premium by Executive to Company shall be required upon death of Executive, or if Executive elects not to continue the policy in the event Executive terminates employment with the Company or Executive's employment with the Company is terminated, except that in no circumstances shall the return of premium exceed the cash value of the policy. Executive acknowledges that such premium payments will be taxable in accordance with the Internal Revenue Code of 1986, as amended, and the Rules and Regulations of the Internal Revenue Service.

6.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)        "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform his duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from his incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by his not in good faith and without reasonable belief that his action or omission is in the best interest of the Company.

(ii)       "Change in Control" shall mean either:

(A)       The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent (10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)      "Compensation" shall mean the total compensation paid to Executive as reported or reportable in his W-2 Forms from Bank and Bancshares for that year.

(iv)       "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)       "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of his death, his date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of her duties as provided under sub-paragraph (vi) of this paragraph (a); or (C) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)      "Disability" shall mean the Executive's failure to satisfactorily perform her regular duties on behalf of the Company on a full-time basis for one hundred eight (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)      "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)    "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)       Termination by Company Not for Cause Prior to a Change of Control. In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or her beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)       The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section 5(b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)       Any benefits to which the Executive (or his beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)        Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (c) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 7 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith.

(e)       Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform her duties hereunder on a full-time basis by reason of her incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 6, the Executive's employment hereunder shall not be deemed terminated and she shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

7.         Non-Disclosure. During the term of his employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of her employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

8.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or his estate or beneficiaries shall be subject tot he withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

 9.        Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:                        First Citizens National Bank
                                                                     PO Box 370
                                                                     Dyersburg, Tennessee 38025

                To the Executive:          Jeffrey Dean Agee
                                                    2406 East Court Street
                                                    Dyersburg, Tennessee 38024

10.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to her hereunder if he had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

11.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

12.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

13.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

14.              Miscellaneous

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

(b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after his death, and shall not preclude the legal representative of the Executive Estate from assigning any right hereunder to the person or persons entitled thereto under her will or, in the case of intestacy applicable to her estate.

(c)        Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                                FIRST CITIZENS BANCSHARES, INC.
                                                                By: Stallings Lipford
                                                                 Chairman of the Board

ATTEST: Katie Winchester

                                                                FIRST CITIZENS NATIONAL BANK
                                                                            By: Stallings Lipford
                                                                             Chairman of the Board

ATTEST: Katie Winchester

                                                                EXECUTIVE:
                                                                Jeffrey Dean Agee

ATTEST: Mary Jane Hicks

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

THE INCENTIVE PLAN

                To achieve the goals of the bank, to motivate and reward employees, to attract and retain good employees, and to address the problems with the current plan, the following incentive plan is proposed for use at First Citizens National Bank.

            The basic plan will consist of establishing the budget goals for each manager. It is recommended that the manager prepare the budget with all interest sensitive factors removed (i.e. interest income and expenses). The budget would then be approved by a four person committee consisting of Stallings Lipford, Katie Winchester, Jeff Agee and Judy Long. This approved budget would be the standard set for that employee for the next year. The actual results would then be compared to the budget and classified in one of five categories (See Exhibit One). The level of each employee will also be established by rank within the bank using a tiered management system will be used as shown in (Exhibit Two).

            The resulting matrix will include budgetry performance and level of management as shown in Exhibit Two. Note that employees not achieving within 10% of budgets are not included in the matrix and will not participate in the incentive plan.

            The funding for this program would be related to bank performance as determined by return on assets as shown in Exhibit Three. The base plan would start out with $20 per point and increase to a top level of $30 per point in the matrix. If a minimum of .85% return on average assets is not achieved, the plan will not be in effect. Under the base plan if all participants meet budget projections and the bank achieves between the .85% and 1.00% return on assets, the expense to the bank is $70,000.00. Our recommendation is that this amount be budgeted and communicated to all participants. Under the proposed fixed point value system it is conceivable that total bonus payout would be less than $70,000.00. In this case, we would recommend that those dollars not paid be carried forward to the next year to increase the total bonus pool and the point value. A provision is made for participants who get within 10% of budget to receive 10% of the base plan amount.

            The resulting final matices are shown in Exhibit Four for all levels of management, all budget performance levels, and various dollar amounts per point. This exhibit could be shown to employees to let them know how the incentive plan works. Under this plan, employees are rewarded for their efforts individually and for their efforts as part of the bank team.

            This plan would also have a review board for appear, and based on extraordinary happenings. This would allow an employee to explain an extraordinary happening that negatively impacted their budget performance to a three member board made up of representatives from each tier of management and a member of Executive Management, with or without Executive veto. Their budget could be modified based on the board's recommendation. This will give all participants a feeling of subjective review in an otherwise objective evaluation program.

            To address the problem of individual good performance in a bad year for the bank, a credit of ten percent of the points earned would be carried over to the next year, and every subsequent year until the bank achieves the minimum return on assets to put the plan into effect. This would address the problem that occurred in 1990, to avoid an individual disincentive due to the overall performance of the bank.

CONCLUDING REMARKS

            This incentive plan should be easy for the employees to understand and easy for the bank to implement. This plan also addresses the problems with the current plan, with one notable person. The incentive plan should be extended to include all bank employees. It is management's desire to extend the plan to all employees and to create a pool of $50,000,000 to fund the plan. We have preliminary discussed how to accomplish these goals. We would recommend that we further develop these ideas in our December meeting. We feel that the bank should set a goal to have a plan to announce to all employees by the end of the first quarter. To maximize its impact, the earlier the program is in place, the greater the potential results.

LEVEL I
EXHIBITS

EXHIBIT ONE
Classification System
Based on Budget Performance

Performance	Level
Did Not Meet Budget Projection	Out
Within 10% of Budget Projection	0
Met Budget Projection	1
Exceeded Budget Projection by 5%	2
Exceeded Budget Projection by 10%	3

EXHIBIT TWO
Point Matrix for Incentive Plan
Budget Performance Levels and Point

One	Two	Three
170	180	190

EXHIBIT THREE
FUNDING FORMULA FOR INCENTIVE PLAN

Return on Assets*	Dollar Value Per Point
<.85%	0
.85% to 1.00%	$20
1.00% to 1.15%	$25
1.15% and above	$30

*Return on Assets will be computed by taking the average of the total assets reported on the quarterly FDIC call report. Then using that average dividing it into the net income for the year.

EXHIBIT FOUR
Matrix Given a .85% to 1.00% ROA
(Point Value = $20)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 340	$ 3,400	$ 3,600	$ 3,800

Matrix Given a 1.00% to 1.15% ROA
(Point Value = $25)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 425	$ 4,250	$ 4,500	$ 4,750

Matrix Given a Greater than 1.15% ROA
(Point Value = $30)

Performance Level

(-10%)	(Budget)	(+5%)	(+10%)
$ 510	$ 5,100	$ 5,400	$ 5,700

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AGREEMENT made as of this 15st day of April, 1998 by and between First Citizens National Bank, a national bank with its principal location in Dyersburg, Tennessee (the "Bank"), First Citizens Bancshares, Inc. a registered bank holding company with its principal location in Dyersburg, Tennessee ("Bancshares") (collectively referred to herein as "Company") and Judy Dianne Long of Dyersburg, Tennessee (the "Executive").

WITNESSETH:

WHEREAS, the Company recognizes the value of the Executive's services and desires to insure the Executive's continued employment with the Company; and

WHEREAS, the Executive wishes to continue in the employment of the Company; and

WHEREAS, the Company and the Executive mutually desire that their employment relationship be set forth under the terms of a written employment agreement;

NOW, THEREFORE, in consideration of the foregoing and of the promises and mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Employment.    The Company agrees to continue to employ the Executive, and the Executive agrees to continue to serve and be employed by the Company, on the terms and conditions, set forth herein.

2.        Term of Employment. The employment of the Executive by the Company as provided under Section 1 shall commence on the effective date hereof and end on April 15, 2000, unless further extended or sooner terminated as hereinafter provided. On April 21, 1999, and on April 15 of each year thereafter, the term of the Executive's employment hereunder shall be automatically extended one (1) additional year, unless prior to the date of such automatic extension the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder shall not be extended. In the event the Executive's employment hereunder is not extended by the Company, such failure to extend shall be deemed a termination pursuant to paragraph 6 (d) of this Agreement and the Company shall send Executive a Notice of Termination as provided for in Section 6(a)(vii).

3.         Position and Duties. The Executive shall serve as Vice President and Chief Operations Officer of the Company with responsibilities and authority as may from time to time be assigned to her by the Boards of Directors of the Company. The Executive shall devote substantially all of her working time and efforts to the business affairs of the Company.

4.         Place of Performance. In connection with the Executive's employment hereunder, the Executive shall be based at the Company's principal offices located in Dyersburg, Tennessee, subject to reasonable travel on the business of the Company.

5.         Compensation and Benefits. In consideration of the Executive's performance of her duties hereunder, the Company shall provide the Executive with the following compensation and benefits during the term of her employment hereunder.

(a)        Base Salary. The Company shall pay to the Executive an aggregate base salary at a rate of not less than Sixty One Thousand Nine Hundred Ninety Nine Dollars and eighty-six cents ($61,999.86) per annum, in equal bi-weekly installments as nearly as practicable upon the 15th and 30th day of each calendar month, in arrears. Such base salary may be increased from time to time by the Compensation Committee in accordance with the normal business practices of the Company and, if so increased, shall not thereafter during the term of the Executive's employment hereunder be decreased.

            Compensation of the Executive by base salary payments shall not be deemed exclusive and shall not prevent the Executive from participating in any other compensation or benefit program of the company. Such base salary payments (including increases thereto) shall not in any way limit or reduce any other obligation of the Company hereunder, and no other compensation, benefit or payment hereunder shall in any way limit or reduce the obligation of the Company with respect to such base salary.

(b)        Performance Bonus. The Company shall pay to the Executive with respect to each fiscal year during the term of the Executive's employment hereunder, a performance bonus in accordance with Schedule A attached hereto and by performance made a part hereof. Such bonus shall be paid to Executive within 45 days after the end of each fiscal year.

(c)        Expenses. The Company, as applicable, shall promptly reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in her performance of services hereunder, including all such expenses of travel and living expense while away from home on business of the Company, provided that such expenses are incurred, accounted for and documented in accordance with the regular policies and procedures established by the Company from time to time.

(d)        Employee Benefits. The Executive shall be entitled to continue to participate in all Bank employee benefit plans and arrangements in effect on the date hereof in which the Executive participates, (including but not limited to the group health-and-accident, and medical insurance plans) as such plans may continue or be altered by the Company Boards of Directors from time to time at the Boards' discretion.

(e)        Vacation. The Executive shall be entitled to vacation in each calendar year during the term of this Agreement, in accordance with the Company's vacation policies, as well as to all paid holidays provided by the Company to its employees.

(f)         Services. The Company shall furnish the Executive with office space, secretarial and administrative assistance, and such other facilities and services as shall be suitable to her position and adequate for the performance of her duties hereunder.

(g)        Life Insurance. During the term of this Agreement, the Company agrees to pay life insurance premiums for Executive in an amount not to exceed $5,000 per year for the acquisition by Executive, or her assigns, of a "split dollar" insurance policy. The Company's obligation to make such payment shall cease upon termination of Executive's employment. Return of premium by Executive to Company shall be required upon death of Executive, or if Executive elects not to continue the policy in the event Executive terminates employment with the Company or Executive's employment with the Company is terminated, except that in no circumstances shall the return of premium exceed the cash value of the policy. Executive acknowledges that such premium payments will be taxable in accordance with the Internal Revenue Code of 1986, as amended, and the Rules and Regulations of the Internal Revenue Service.

6.         Compensation and Benefits in the Event of Termination. In the event of the termination of the Executive's employment by the Company during the term of this Agreement, compensation and benefits shall be paid as set forth below.

(a)        Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)        "Cause" shall mean (A) the conviction of Executive or the rendering of a final judgment against Executive by a court of competent jurisdiction which is not subject to further appeal for the willful and continued failure by the Executive to substantially perform her duties under this Agreement, the Company's policies, or federal and/or state law (other than any such failure resulting from her incapacity due to physical or mental illnesses): which breach of duty has materially adversely affected the safety and soundness of the Company; or (B) the Executive's conviction of a felony which is not subject to further appeal. For purposes of this sub-paragraph, no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by her not in good faith and without reasonable belief that her action or omission is in the best interest of the Company.

(ii)      "Change in Control" shall mean either:

(A)      The acquisition, directly or indirectly, by any person or group of persons of shares in the Bank or Bancshares, which, when added to any other shares the beneficial ownership of which is held by such acquiror(s), shall result in ownership by any person(s) of ten percent (10%) of such stock or which would require prior notification under any federal or state banking law or regulation; or

(B)       The occurrence of any merger, consolidation or re-organization to which the Bank or Bancshares is a party and to which the Bank or Bancshares (or an entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or Bancshares.

(C)       For purposes of this sub-paragraph (ii), the definition of "person" shall be as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934.

(iii)      "Compensation" shall mean the total compensation paid to Executive as reported or reportable in her W-2 Forms from Bank and Bancshares for that year.

(iv)     "Coincident with" shall mean any time within six months prior to the acquisition of shares of Bank or Bancshares described in 7(a)(ii) of this Agreement, or the regulatory approval required under such section, whichever comes first.

(v)       "Date of Termination" shall mean: (A) if the Executive's employment is terminated by reason of her death, her date of death; (B) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of her duties as provided under sub-paragraph (vi) of this paragraph (a); or (c) if the Executive's employment is terminated by action of either party for any reason, the date specified in the Notice of Termination.

(vi)      "Disability" shall mean the Executive's failure to satisfactorily perform her regular duties on behalf of the Company on a full-time basis for one hundred eight (180) consecutive days or such lesser period of time as provided under the disability insurance policy provided through Bank or Bancshares, by reason of the Executive's incapacity due to physical or mental illness, except where within thirty (30) days after Notice of Termination is given following such absence, the Executive shall have returned to the satisfactory, full-time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors in good faith and on the basis of the certificates of at least three (3) qualified physicians chosen by it for such purpose, one (1) of whom shall be the Executive's regular attending physician.

(vii)     "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment. Any purported termination of the Executive's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party. Any purported termination of the Executive's employment hereunder which is not effected in accordance with the foregoing shall be ineffective for purposes of the Agreement.

(viii)    "Retirement" shall mean termination of the Executive's employment pursuant to the Company's regular retirement policy applicable to the position held by the Executive at the time of such termination.

(b)       Termination by Company Not for Cause Prior to a Change of Control. In the event the Executive's employment hereunder is terminated by action of the Company without cause at least six (6) months before a Change of Control, the Executive shall be entitled to receive payments under this Agreement as though the Agreement was in effect through the end of the period set forth in Section 2 hereof without further automatic extensions. Executive acknowledges that such payments serve as total satisfaction of Executive's claim under this Agreement.

(c)        Termination By the Company at Anytime for Cause or by the Executive Prior to a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Company for Cause either before, coincident with, or after a Change in Control; (B) by action of the Executive prior to a Change in Control; (C) by reason of the Executive's death, disability or retirement prior to a Change in Control, the following compensation and benefits shall be paid and provided the Executive (or her beneficiary):

(1)       The Executive's base salary provided under paragraph (a) of Section 5 through the last day of the month in which the Date of Termination occurs, at the annual rate in effect at the time Notice of Termination is given (or death occurs), to the extent unpaid prior to such Date of Termination;

(2)       The pro-rata portion of any bonus under paragraph (b) of Section 5 which has been earned prior to the Date of Termination, to the extent unpaid prior to such date and for the year of termination, Executive shall be paid a pro-rata bonus amount as provided in Section 5(b) based on the Company's financial performance for that year prior to Executive's Date of Termination;

(3)       Any benefits to which the Executive (or her beneficiary) may be entitled as a result of such termination (or death), under the terms and conditions of the pertinent plans or arrangements in effect at the time of the Notice of Termination under paragraph (d) of Section 5: and

(4)       Any amounts due the Executive with respect to paragraph (c) or paragraph (e) of Section 5 as of the Date of Termination.

(d)        Termination by Company Not For Cause Coincident With or Following a Change in Control or by Executive Coincident With or Following a Change in Control. In the event the Executive's employment hereunder is terminated (A) by action of the Executive coincident with or following a Change in Control including the Executive's death, disability or retirement, or (B) by action of the Company not for cause coincident with or following a Change in Control, the Company shall pay and provide the Executive the compensation and benefits stipulated under sub-paragraph (c) immediately above; provided, however, in addition thereto, the following compensation and benefits shall be paid and provided the Executive:

The Bank shall pay to the Executive in a lump sum, in cash, within 30 days following the Date of Termination, an amount equal to two times the Compensation paid in the preceding calendar year, or scheduled to be paid to the Executive during the year of the Notice of Termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount so paid; provided, however, that if the lump sum payment under this section, either alone or together with other payments which the Executive has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under this Section 6 being subject to the excise tax imposed by Section 4999 of the Code. The determination of any reduction in the lump sum severance payment under this section, pursuant to the foregoing provision shall be made by the Company in good faith.

(e)        Continuation of Benefits. Following the termination of Executive's employment hereunder, the Executive shall have the right to continue in the Company's group health insurance plan and other Company benefit program as may be required by COBRA or any other federal or state law or regulation.

(f)         Compensation During Disability. In the even of the Executive's failure to satisfactorily perform her duties hereunder on a full-time basis by reason of her incapacity due to physical or mental illness (as determined by the Executive's regular attending physician) for any period not otherwise constituting Disability as defined under sub-paragraph (vi) of paragraph (a) of this Section 6, the Executive's employment hereunder shall not be deemed terminated and she shall continue to receive the compensation and benefits provided under Section 5 in accordance with the terms thereof.

7.         Non-Disclosure. During the term of her employment hereunder, or at any time thereafter, the Executive shall not disclose or use (except in the course of her employment hereunder) any confidential or proprietary information or data of the Company or any of their subsidiaries or affiliates regardless of whether such information or data is embodied in writing or other physical form.

8.         Withholding. Any provision of this Agreement to the contrary notwithstanding, all payments made by the Company hereunder to the Executive or her estate or beneficiaries shall be subject to the withholding or such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine should be withheld pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that they have sufficient funds to pay all taxes required by law to be withheld in respect of any or all such payments.

 9.        Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be sufficiently given if and when mailed in the Continental United States by registered or certified mail, or personally delivered to the party entitled thereto, at the address stated below or to such changed address as the addressee may have given by a similar notice:

            To the Company:           First Citizens National Bank
                                                 PO Box 370
                                                 Dyersburg, Tennessee 38025

                To the Executive:          Judy Dianne Long
                                                   486 Lakewood
                                                   Dyersburg, Tennessee 38024

10.       Successors; Binding Agreement: The Bank or Bancshares shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or Bancshares, by agreement in the form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness or any such succession shall be a breach of this Agreement. For purposes of this Agreement, "Bank" and "Bancshares" shall mean the Company as defined above, and any successor to their business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amount would still be payable to her hereunder if she had continued to live, all such amounts, except to the extent otherwise provided under this Agreement, shall be paid in accordance with the terms of this Agreement to her devisee, legatee or other designee, or if there be no such designee, to the Executive's estate.

11.       Modification, Waiver or Discharge. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and an authorized officer of the Company. No waiver by either party hereto at anytime of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof had been made by either party which are not expressly set forth in this Agreement; provided, however, that is Agreement shall not supersede or in any way limit the right, duties or obligations that the Executive or the Company may have under any other written agreement between such parties, under any employee pension benefit plan or employee welfare benefit plan as defined under the Employee Retirement Income Security Act of 1974, as amended, and maintained by the Company, or under any established personal practice or policy applicable to the Executive.

12.       Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Tennessee.

13.       Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which latter provisions shall remain in full force and effect.

14.       Miscellaneous

(a)        No Adequate Remedy at Law. The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to decree of specific performance, mandamus, or other appropriate remedy to enforce performance of such agreements.

(b)        Non-Assignability. No right, benefit, or interest hereunder shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect. Any of the foregoing to the contrary notwithstanding, this provision shall not preclude the Executive from designating one or more beneficiaries to receive any amount that may be payable after her death, and shall not preclude the legal representative of the Executives Estate from assigning any right hereunder to the person or persons entitled thereto under her will or, in the case of intestacy applicable to her estate.

(c)        Primary Obligor on Contract. Bank and Bancshares, although jointly and severally liable for all payments under this Agreement, between themselves, acknowledge that Bank is the primary obligor and is primarily responsible for fulfilling the financial obligations of this Agreement. In the event Bank is unable, for regulatory or financial reasons, to fulfill the obligations under this Agreement, the terms of the Agreement shall become the primary obligation of Bancshares. Nothing in this paragraph shall be deemed to bar Executive from recovering under this Agreement from either Bank or Bancshares if the Agreement is breached by either Bank or Bancshares.

16.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Executive and the Company (by action of their duly authorized officers) have executed this Agreement on the date first above written.

                                                                FIRST CITIZENS BANCSHARES, INC.
                                                                By: Stallings Lipford
                                                                 Chairman of the Board

ATTEST: Mary Jane Hicks

                                                                FIRST CITIZENS NATIONAL BANK
                                                                            By: Stallings Lipford
                                                                             Chairman of the Board

ATTEST: Mary Jane Hicks

EXECUTIVE:
Judy Dianne Long

ATTEST: Mary Jane Hicks

SCHEDULE A

Executive Planning Group's Bonus Program as designed for First Citizens National Bank and First Citizens Bancshares, Inc.

EXECUTIVE MANAGEMENT AND BUDGET COMMITTEE INCENTIVE

THE EXECUTIVE MANAGEMENT AND THE BUDGET COMMITTEE WILL PARTICIPATE IN A BUDGET BASED INCENTIVE PLAN SIMILAR TO THE MANAGERIAL PLAN. THIS INCENTIVE AWARD, HOWEVER, WILL BE A PERCENTAGE OF THE EMPLOYEE'S ANNUAL BASE SALARY. THE BUDGET COMMITTEE (CFO AND COO) INCENTIVE WILL BE AWARDED AS DISPLAYED IN EXHIBIT 4. THE EXECUTIVE MANAGEMENT (CHAIRMAN OF BOARD, CEO/PRESIDENT, AND CFO) WILL BE AWARDED AS DESCRIBED IN EXHIBIT 5.

EXHIBIT FOUR
FUNDING FORMULA FOR BUDGET COMMITTEE INCENTIVE

Return on Assets	Dollar % Per ROA
1.00% to 1.15%	25%
1.15% to 1.25%	30%
1.25% to 1.50%	35%
1.50% to 1.75%	40%
1.75% to 2.00%	45%
2.00% and above	50%

EXHIBIT FIVE
FUNDING FORMULA FOR EXECUTIVE MANAGEMENT INCENTIVE

Return on Assets	Dollar % Per ROA
1.00% to 1.15%	25%
1.15% to 1.25%	30%
1.25% to 1.50%	35%
1.50% to 1.75%	40%
1.75% to 2.00%	45%
2.00% and above	50%